Financial expenses	12 Months Ended
Dec. 31, 2021
Financial expenses
Financial expenses

Note 10 - Financial expenses

   Accounting policies

Financial expenses include interest expenses, as well as realized and unrealized exchange rate adjust-ments, interest on lease obligations and fair value adjustments of securities.

Interest expense is recognized in the income statement in accordance with the effective interest rate method.

DKK thousand	2021	2020	2019
Interest expenses	-4,091	-2,895	-3,205
Fair value adjustments of marketable securities, cf. note 22	0	-2,103	0
Fair value adjustments of other investments, cf. note 16	-8,217	0	0
Other financial expenses	-3,473	-4,829	-185
Exchange rate adjustments (primarily on USD deposits)	0	-39,487	0
Total financial expenses	-15,781	-49,314	-3,390